Vanguard Intermediate-Term Bond Index Fund

Supplement to the Prospectus for Signal® Shares Dated April 25, 2012

Prospectus Text Changes

The “Share Class Overview” text is revised to indicate that each Fund’s Institutional Shares are generally for investors who invest a minimum of $5 million.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1351 052012